Exhibit 32.2


                    PRINCIPAL FINANCIAL OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Golden State Petroleum Transport Corporation (the "Company") on Form 10-Q for the period ended March 31, 2007 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Kate Blankenship, Secretary, Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: May 15, 2007


/s/ Kate Blankenship
----------------------------
    Kate Blankenship
    Principal Financial Officer